UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2008

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions.

On May 8, 2008, PHH Corporation (“PHH”, “we” or “our”) announced its financial results for the three months ended March 31, 2008.  A copy of the press release is attached to this Current Report on Form 8-K (the “Form 8-K”) as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 2.02 in this From 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2008, we announced that we will begin a search for a new Executive Vice President and Chief Financial Officer to succeed Mr. Clair Raubenstine.  Mr. Raubenstine has successfully completed the role for which he was appointed on February 23, 2006, namely, to evaluate a number of accounting issues and ultimately guide us through the restatement of our financial statements for certain periods prior to December 31, 2005, to assist us in becoming and remaining a current filer in our periodic reports filed with the U.S. Securities and Exchange Commission under the Exchange Act, and to implement an effective system of internal control over financial reporting.  Mr. Raubenstine will continue to serve as Executive Vice President and Chief Financial Officer until a successor is identified and an orderly transition is effected.  We estimate that Mr. Raubenstine will receive approximately $500,000 in compensation in accordance with our policies following this transition.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release dated May 8, 2008.*

*
Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

Forward-Looking Statements

This Form 8-K and Exhibit 99.1 hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  These forward-looking statements include the following: (i) our intention to begin a search for a new Executive Vice President and Chief Financial Officer; (ii) our expectation that Mr. Raubenstine continue to serve as our Executive Vice President and Chief Financial Officer until his successor is identified and an orderly transition is effected; and (iii) our estimates of Mr. Raubenstine’s compensation in accordance with our policies following this transition.  These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  You should understand that these statements are not guarantees of performance or results and are preliminary in nature.  Statements preceded by, followed by or that otherwise include the words “believes”, “expects ”, “anticipates”, “intends”, “projects”, “estimates”, “plans”,  “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Exchange Act and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and in our Quarterly Report on Form 10-Q for the three months ended March 31, 2008 in connection with any forward-looking statements that may be made by us and our businesses generally.  Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: May 9, 2008